EXHIBIT 99.1

VENTAS COMPLETES ACQUISITION OF HCT

CHICAGO, IL and NEW YORK, NY (January 16, 2015) — Ventas, Inc. (NYSE: VTR) (“Ventas” or the “Company”) and American Realty Capital Healthcare Trust, Inc. (NASDAQ: HCT) (“HCT”) today announced that Ventas has completed its previously announced acquisition of HCT.

“We are pleased to complete this attractive acquisition, which furthers our strategy of building a high-quality, diversified portfolio of healthcare and seniors housing assets that produce reliable growing cash flows,” Ventas Chairman and Chief Executive Officer Debra A. Cafaro said.  “We have expanded our best-in-class medical office building franchise, adding 4 million square feet and over 20 new health systems to our client base and 10 new senior living operators to our business.  We welcome them and look forward to working with them.  Fueled by our strong balance sheet, attractive cost of capital and experienced team, we aim to deliver consistent superior performance to our constituents.”

“We are delighted to combine HCT with Ventas, one of the leading and most successful REITs globally,” HCT Chief Executive Officer Thomas P. D’Arcy said.  “We assembled an excellent portfolio of medical office buildings and private pay senior living communities and delivered strong returns for our investors.  In addition, our shareholders will benefit from being part of Ventas, a company with an outstanding history of value creation and dividend growth.”

Pursuant to the acquisition, HCT shares were converted into the right to receive either 0.1688 shares of Ventas common stock or $11.33 per share in cash, at the election of each HCT shareholder, and resulted in the issuance of approximately 28.4 million shares of Ventas common stock, 1.1 million units redeemable for shares of Ventas common stock (excluding cash in lieu of fractional shares) and payment of approximately $11 million in cash.  In addition, Ventas assumed $167 million of mortgage debt and repaid approximately $740 million of debt, net of HCT cash on hand.

Ventas now has a total of approximately 330.7 million shares of common stock outstanding, including shares sold but not yet settled.  In December 2014 and January 2015,  Ventas raised approximately $536 million in gross proceeds through the issuance of approximately 7.1  million shares under the Company’s at-the-market (“ATM”) equity program to fund additional closed and pending investments unrelated to HCT totaling approximately $1 billion.  The Company does not currently intend to issue additional shares under the ATM.  The Company’s fully diluted share count approximates 334.8 million as a result of the HCT closing and ATM activity.

Ventas, Inc., an S&P 500 company, is a leading real estate investment trust.  Its diverse portfolio of over 1,600 assets in the United States, Canada and the United Kingdom consists of seniors housing communities, medical office buildings, skilled nursing facilities, hospitals and other properties.  Through its Lillibridge subsidiary, Ventas provides management, leasing, marketing, facility development and advisory services to highly rated hospitals and health systems throughout the United States.  More information about Ventas and Lillibridge can be found at www.ventasreit.com and www.lillibridge.com.

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s or its tenants’, operators’, borrowers’ or managers’ expected future financial condition, results of operations, cash flows, funds from operations, dividends and dividend plans, financing opportunities and plans, capital markets transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, merger integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will”  and other similar expressions are forward-looking statements.  These forward-looking statements are inherently uncertain, and actual results may differ from the Company’s expectations. The Company does not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the Securities and Exchange Commission.  These factors include without limitation: (a) the ability and willingness of the Company’s tenants, operators, borrowers, managers and other third parties to satisfy their obligations under their respective contractual arrangements with the Company, including, in some cases, their obligations to indemnify, defend and hold harmless the Company from and against various claims, litigation and liabilities; (b) the ability of the Company’s tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; (c) the Company’s success in implementing its business strategy and the Company’s ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments, including investments in different asset types and outside the United States; (d) macroeconomic conditions such as a disruption of or lack of access to the capital markets, changes in the debt rating on U.S. government securities, default or delay in payment by the United States of its obligations, and changes in the federal or state budgets resulting in the reduction or nonpayment of Medicare or Medicaid reimbursement rates; (e) the nature and extent of future competition, including new construction in the markets in which the Company’s seniors housing communities and medical office buildings (“MOBs”) are located; (f) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (g) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (h) the ability of the Company’s operators and managers, as applicable, to comply with laws, rules and regulations in the operation of the Company’s properties, to deliver high-quality services, to attract and retain qualified personnel and to attract residents and patients; (i) changes in general economic conditions or economic conditions in the markets in which the Company may, from time to time, compete, and the effect of those changes on the Company’s revenues, earnings and funding sources; (j) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (k) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (l) final determination of the Company’s taxable net income for the year ended December 31, 2014 and for the year ending December 31, 2015; (m) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases, the Company’s ability to reposition its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant or manager, and obligations, including indemnification obligations, the Company may incur in connection with the replacement of an existing tenant or manager; (n) risks associated with the Company’s senior living operating portfolio, such as factors that can cause volatility in the Company’s operating income and earnings generated by those properties, including without limitation national and regional economic conditions, costs of food, materials, energy, labor and services, employee benefit costs, insurance costs and professional and general liability claims, and the timely delivery of accurate property-level financial results for those properties; (o) changes in exchange rates for any foreign currency in which the Company may, from time to time, conduct business; (p) year-over-year changes in the Consumer Price Index or the UK Retail Price Index and the effect of those changes on the rent escalators contained in the Company’s leases and the Company’s earnings; (q) the Company’s ability and the ability of its tenants, operators, borrowers and managers to obtain and maintain adequate property, liability and other insurance from reputable, financially stable providers; (r) the impact of increased operating costs and uninsured professional liability claims on the Company’s liquidity, financial condition and results of operations or that of the Company’s tenants, operators, borrowers and managers, and the ability of the Company and the Company’s tenants, operators, borrowers and managers to accurately estimate the magnitude of those claims; (s) risks associated with the Company’s MOB portfolio and operations, including the Company’s ability to successfully design, develop and manage MOBs, to accurately estimate its costs in fixed fee-for-service projects and to retain key personnel; (t) the ability of the hospitals on or near whose campuses the Company’s MOBs are located and their affiliated health systems to remain competitive and financially viable and to attract physicians and physician groups; (u) the Company’s ability to build, maintain and expand its relationships with existing and prospective hospital and health system clients; (v) risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (w) the impact of market or issuer events on the liquidity or value of the Company’s investments in marketable securities; (x) merger and acquisition activity in the seniors housing and healthcare industries resulting in a change of control of, or a competitor’s investment in, one or more of the Company’s tenants, operators, borrowers or managers or significant changes in the senior management of the Company’s tenants, operators, borrowers or managers; (y) the impact of litigation or any financial, accounting, legal or regulatory issues that may affect the Company or its tenants, operators, borrowers or managers; (z) changes in accounting principles, or their application or interpretation, and the Company’s ability to make estimates and the assumptions underlying the estimates, which could have an effect on the Company’s earnings; and (aa) the impact of expenses related to the re-audit and re-review of the Company’s historical financial statements and related matters. Many of these factors are beyond the control of the Company and its management.